UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 15, 2008

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York	11788
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 2.02                                Results of Operations and Financial Condition.

On May 15, 2008, Audiovox Corporation (the “Company”) issued a press release announcing its earnings for the quarter and year ended February 29, 2008.  A copy of the release is furnished as Exhibit 99.1 attached hereto.

Item 8.01                                Other Events.

On May 15, 2008, at 10:00 am EST the Company held a conference call to discuss its financial results for the quarter and year ended February 29, 2008.  The Company has prepared a transcript of that conference call, a copy of which is furnished herewith as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01(d).                                           Exhibits

EXHIBIT No.            DESCRIPTION

99.1                Press Release dated May 15, 2008, relating to Audiovox Corporation's earnings release for the quarter and year ended February 29, 2008 (furnished herewith).
99.2                Transcript of conference call held on May 15, 2008 at 10:00 am EST (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATION (Registrant)

Date:   May 15, 2008                                                                                      BY:___________________________________
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer